CONTENTS
Shareholder Letter            1
Performance Summary
 Class I                      5
 Class II                     7
 Advisor Class                9
Financial Highlights &
Statement of Investments     11
Financial Statements         17
Notes to
Financial Statements         20

Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

SHAREHOLDER LETTER

Your Fund's Objective: Franklin Real Estate Securities Fund seeks to maximize total return by investing in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

Dear Shareholder:

It is a pleasure to bring you the Franklin Real Estate Securities Fund semi-annual report, which covers the six months ended October 31, 1997.

During the reporting period, the U.S. real estate industry continued to benefit from an environment of sustained economic growth and relatively low interest rates. Demand for commercial and residential space remained robust, driven primarily by the growing economy. At the same time, development of new supply was restrained in most property sectors, leading to rising occupancy and rental rates. As a result, most real estate companies continued to report strong cash flow growth from operations. Ongoing consolidation also contributed to the industry's growth, as private real estate companies and single-building owners merged with public real estate firms to take advantage of the financing flexibility and economies of scale enjoyed by the larger, public companies. For example, several of the fund's positions were involved in high-profile public mergers, including Starwood Lodging Corp.'s announced merger with both Westin and ITT Sheraton and Equity Office Properties Trust's announced merger with Beacon Properties Corp. Within this environment, the fund's Class I shares delivered a +16.39% cumulative total return for the six months ended October 31, 1997, as discussed in the Performance Summary on page 5, outperforming the Standard & Poor's 500(R) Stock Index, which generated a total return of +15.15% for the same period.*

*The Standard & Poor's 500 Stock Index is an index of widely held common stocks
covering  a  variety  of  industries.   The  index,  calculated  by  Standard  &
Poor's(R), is a total return index with dividends reinvested. One cannot invest directly in an index.

Throughout the reporting period, we remained committed to our strategy of focusing on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams capable of adding value through intensive property management and strong, capital markets experience. In keeping with this strategy, we maintained the majority of the fund's investments in hotel, apartment, office, and industrial property securities, where we anticipated the strongest cash flow growth, as well as the most favorable supply and demand fundamentals.

At the end of the period, the hotel sector was the fund's largest property-type weighting, representing 18.4% of total net assets. During the period, new development in the upscale hotel sector remained limited, while demand continued to grow, resulting in higher room rates and strong cash flow growth. We initiated a position in Innkeepers USA Trust, an equity REIT that owns upscale, extended-stay hotels including Residence Inns and Summerfield Inns. We also added to such core holdings as FelCor Suite Hotels, Inc., Patriot American Hospitality, Inc., Starwood Lodging Trust, CapStar Hotel Co., and Host Marriott Corp.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The apartment sector was the fund's second largest property-type weighting, representing 16.9% of total net assets on October 31, 1997. Although supply and demand were near equilibrium in this sector, we believed these securities offered attractive valuations relative to other sectors, as well as the potential for steady cash flow growth. We added to core holdings such as Equity Residential Properties Trust and Security Capital Pacific Trust. In addition we initiated a position in Smith, Charles E. Residential Realty, Inc., a company that owns and operates downtown high-rise apartments.

In the office sector, we initiated positions in Equity Office Properties Trust, SL Green Realty Corp., and Tower Realty Trust, Inc. We believed these companies were attractively priced and offered excellent long-term growth potential. As a result, our weighting in this sector increased, from 6.9% on April 30, 1997, to 12.5% on October 31, 1997.

During the period under review, we also initiated positions in Alexandria Real Estate Equities, Inc. and Security Capital Group, Inc., both of which we believed were attractively valued and could experience above average growth in cash flow. Alexandria RealEstate Equities, Inc. is an equity REIT that owns laboratory space used by pharmaceutical companies, and Security Capital Group, Inc. is a research and investment company that creates and funds highly focused real estate operating companies.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we believe the real estate industry should benefit from steady demand for residential and commercial space and limited new development. In our opinion, the prospects for investing in real estate securities are quite attractive due to their unique combination of strong underlying fundamentals, favorable valuations, and attractive growth opportunities.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund's prospectus.

We appreciate your participation in the Franklin Real Estate Securities Fund and welcome your comments or suggestions.

Sincerely,



Matt Avery
Portfolio Manager
Franklin Real Estate Securities Fund


Top 10 Holdings
10/31/97

Company,          % of Total
INDUSTRY          Net Assets

Patriot American
Hospitality, Inc.,
HOTELS                  3.8%
FelCor Suite Hotels, Inc.,
HOTELS                  3.0%
Crescent Real Estate
Equities Co.,
OFFICE                  2.7%
Storage Trust Realty,
STORAGE                 2.7%
Highwoods Properties, Inc.,
OFFICE                  2.7%
CapStar Hotel Co.,
HOTELS                  2.6%
Arden Realty Group, Inc.,
OFFICE                  2.5%
Host Marriott Corp.,
HOTELS                  2.5%
Public Storage, Inc.,
STORAGE                 2.5%
Simon DeBartolo
Group, Inc.,
RETAIL - REGIONAL MALLS 2.4%
For a complete list of portfolio holdings, please see page 14 of this report.

PERFORMANCE SUMMARY

Class I
Franklin Real Estate Securities Fund - Class I provided a +16.39% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge.

As measured by net asset value, the fund's share price increased $2.53, from $15.44 on April 30, 1997, to $17.97 on October 31, 1997. Since the fund annually distributes any dividends and capital gains in December, there were no distributions during this reporting period. However, information concerning distributions for the 1997 calendar year will be mailed to shareholders in late December. Please note that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. The fund's dividend policy is discussed in the prospectus.

Class I

Periods ended October 31, 1997
                                                                 Since
                                                                Inception
                                   One-Year       Three-Year     (1/3/94)

Cumulative Total Return1            29.68%          90.18%        97.97%
Average Annual Total Return2        23.87%          22.01%        18.12%
Value of $10,000 Investment3       $12,387         $18,163       $18,909
                                   10/31/95        10/31/96      10/31/97
One-Year Total Return4              16.04%          26.37%        29.68%

1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include the sales charge.
2. Average annualtotal returns represent the average annual change in value of an investment over the indicated periods and include the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.
4. One-year total returns represent the change in value of an investment over the periods ended on the indicated dates and do not include the sales charge. All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.

Class II

Franklin Real Estate Securities Fund - Class II provided a +15.99% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

As measured by net asset value, the fund's share price increased $2.44, from $15.26 on April 30, 1997, to $17.70 on October 31, 1997. Since the fund annually distributes any dividends and capital gains in December, there were no distributions during this reporting period. However, information concerning distributions for the 1997 calendar year will be mailed to shareholders in late December. Please note that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. The fund's dividend policy is discussed in the prospectus.

Class II

Periods ended October 31, 1997
                                                       Since
                                                     Inception
                                           One-Year   (5/1/95)
Cumulative Total Return1                    28.72%     78.55%
Average Annual Total Return2                26.47%     25.55%
Value of $10,000 Investment3                $12,647    $17,672

1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated, and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include all sales charges. All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.

Advisor Class

Franklin Real Estate Securities Fund - Advisor Class provided a +16.57% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The price of the fund's shares, as measured by net asset value,increased $2.56, from $15.45 on April 30, 1997, to $18.01 on October 31, 1997. Since the fund annually distributes any dividends and capital gains in December, there were no distributions during this reporting period. However, information concerning distributions for the 1997 calendar year will be mailed to shareholders in late December. Please note that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. The fund's dividend policy is discussed in the prospectus.

Advisor Class

Periods ended October 31, 1997

                                                        Since
                                                      Inception
                                                     of the Fund
                            One-Year*  Three-Year*    (1/3/94)*
Cumulative Total Return1      29.97%      90.60%        98.41%
Average Annual Total Return1  29.97%      23.99%        19.62%
Value of $10,000 Investment2  $12,997     $19,060       $19,841
                             10/31/95    10/31/96      10/31/97
One-Year Total Return*,3      16.04%      26.37%        29.97%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +21.72%.

1. Cumulativetotal returns represent the change in value of an investment over the indicated periods. Average annual total returns represent the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods.

3. One-year total returns represent the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains, if any. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights

                                                                            Class I
                                                      Six Months Ended
                                                    October 31, 1997          Year Ended April 30,
                                                       (unaudited)    19975      1996     1995     19942
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $15.44     $12.64    $10.58    $10.92   $10.00
                                                              ----------------------------------------------
Income from investment operations:
 Net investment income                                           .19        .49       .43       .39      .06
 Net realized and unrealized gains (losses)                     2.34       2.77      2.10      (.45)     .86
                                                               ---------------------------------------------
 Total from investment operations                               2.53       3.26      2.53      (.06)     .92
                                                              ----------------------------------------------
Less distributions from:
 Net investment income                                         --          (.36)     (.47)     (.28)      --
 Net realized gains                                            --          (.10)    --        --          --
                                                              ----------------------------------------------
Total distributions                                            --          (.46)     (.47)     (.28)      --
                                                              ----------------------------------------------
Net asset value, end of period                                $17.97     $15.44    $12.64    $10.58   $10.92
                                                              ==============================================
Total return+                                                  16.39%     25.97%    24.25%     (.48%)   9.20%
Ratios/supplemental data
Net assets, end of period (000's)                            $268,351   $153,520   $33,634   $16,694   $5,634
Ratios to average net assets:
 Expenses                                                       1.00%1     .98%      .67%      .25%     .25%1
 Expenses excluding waiver and payments by affiliate            1.04%1    1.09%     1.24%     1.40%    2.91%1
 Net investment income                                          3.34%1    3.88%     4.38%     4.86%    3.19%1
Portfolio turnover rate                                         2.89%     6.80%    14.40%     3.74%      --
Average commission rate paid++                                  $.0584    $.0576    $.0575    $--       $--

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
1Annualized.
2Effective date of registration is January 3, 1994.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights (continued)

                                                                   Class II
                                                               Six Months Ended

                                                               October 31, 1997   Year Ended  April 30,
                                                                  (unaudited)       19975      19963
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $15.26         $12.56   $10.58
                                                                     -------------------------------
Income from investment operations:
 Net investment income                                                  .16            .43      .44
 Net realized and unrealized gains                                     2.28           2.68     2.00
                                                                     -------------------------------
Total from investment operations                                       2.44           3.11     2.44
                                                                     -------------------------------
Less distributions from:
 Net investment income                                                --              (.31)    (.46)
 Net realized gains                                                   --              (.10)     --
Total distributions                                                   --              (.41)    (.46)
Net asset value, end of period                                       $17.70         $15.26   $12.56
                                                                     ===============================
Total return+                                                         15.99%         24.94%   23.21%
Ratios/supplemental data
Net assets, end of period (000's)                                    $104,566       $58,540   $6,282
Ratios to average net assets:
 Expenses                                                              1.75%1         1.75%    1.41%
 Expenses excluding waiver and payments by affiliate                   1.79%1         1.86%    1.98%
 Net investment income                                                 2.59%1         2.92%    3.65%
Portfolio turnover rate                                                2.89%          6.80%   14.40%
Average commission rate paid++                                         $.0584         $.0576   $.0575

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates  to  purchases  and  sales of  equity securities.
1Annualized.
3Effective  date of Class II shares  was May 1, 1995.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights (continued)
                                                         Advisor Class
                                                Six Months Ended   Period Ended
                                                October 31, 1997    April 30,
                                                   (unaudited)       19974,5
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $15.45       $15.30
Income from investment operations:                      --------------------
 Net investment income                                     .15          .18
 Net realized and unrealized gains (losses)               2.41         (.03)
                                                        --------------------
Total from investment operations                          2.56          .15
                                                        --------------------
Net asset value, end of period                          $18.01       $15.45
                                                        ====================
Total return+                                            16.57%         .98%
Ratios/supplemental data
Net assets, end of period (000's)                       $2,132         $625
Ratios to average net assets:
 Expenses                                                  .75%1        .75%1
 Expenses excluding waiver and payments by affiliate       .79%1        .86%1
 Net investment income                                    3.59%1       3.44%1
Portfolio turnover rate                                   2.89%        6.80%
Average commission rate paid++                            $.0584       $.0576

+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
++Relates  to  purchases  and  sales  of  equity securities.
1Annualized.
4Effective date of Advisor Class shares was January 2,
1997.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.

                See notes to financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Statement of Investments, October 31, 1997 (unaudited)

 DESCRIPTION                                           SHARES        VALUE
 Common Stocks 94.7%

 Equity REIT - Apartments 16.9%
 Amli Residential Properties Trust                     145,000 $ 3,371,250
 Bay Apartment Communities, Inc.                       110,000   4,303,750
 Camden Property Trust                                 240,000   7,200,000
 Equity Residential Properties Trust                   140,000   7,070,000
 Evans Withycombe Residential, Inc.                    100,000   2,525,000
 Gables Residential Trust                              160,000   4,230,000
 Irvine Apartment Communities, Inc.                    150,000   4,612,500
 Oasis Residential, Inc.                               112,500   2,517,188
 Post Properties, Inc.                                 150,000   5,428,125
 Security Capital Atlantic, Inc.                       350,000   7,634,375
 Security Capital Pacific Trust                        280,000   6,265,000
 Smith, Charles E. Residential Realty, Inc.            110,000   3,753,750
 Summit Properties, Inc.                               205,300   4,247,144
                                                                 ---------
                                                                63,158,082
 Equity REIT - Health Care  4.1%                                ----------
 Alexandria Real Estate Equities, Inc.                  75,000   2,057,813
 Health Care Property Investors, Inc.                  114,300   4,386,263
 Nationwide Health Properties, Inc.                    180,000   4,061,250
 Omega Healthcare Investors, Inc.                      131,900   4,748,400
                                                                 ---------
                                                                15,253,726
                                                                ----------
 Equity REIT - Hotels  11.5%
 FelCor Suite Hotels, Inc.                             305,000  11,170,625
 Innkeepers USA Trust                                  293,700   4,901,119
 Patriot American Hospitality, Inc.                    430,000  14,190,000
 Starwood Lodging Trust                                130,000   7,775,625
 Winston Hotels, Inc.                                  370,000   5,041,250
                                                                 ---------
                                                                43,078,619
                                                                ----------
 Equity REIT - Industrial   11.8%
 Duke Realty Investment, Inc.                          320,000   7,200,000
 Liberty Property Trust                                270,000   7,560,000
 Meridian Industrial Trust, Inc.                       310,000   7,149,375
 Security Capital Industrial Trust                     340,000   8,351,250
 Spieker Properties, Inc.                              230,000   8,998,750
 Weeks Corp.                                           170,000   5,100,000
                                                                 ---------
                                                                44,359,375
                                                                ----------
 Equity REIT - Mixed Property Type  4.0%
 Colonial Properties Trust                             210,000   5,958,750
 Glenborough Realty Trust, Inc.                        355,000   9,096,875
                                                                 ---------
                                                                15,055,625
                                                                ----------
 Equity REIT - Office  12.5%
 Arden Realty Group, Inc.                              312,600   9,534,300
 Beacon Properties Corp.                               130,000   5,476,250
 Cali Realty Corp.                                     200,000   8,100,000
 Equity REIT - Office (cont.)
 Crescent Real Estate Equities, Co.                    285,000$ 10,260,000
 Equity Office Properties Trust                         47,900   1,463,944
 Highwoods Properties, Inc.                            290,000  10,005,000
 aSL Green Realty Corp.                                 43,000   1,077,688
 Tower Realty Trust, Inc.                                30,500    770,125
                                                                 ---------
                                                                46,687,307
                                                                ----------
Equity REIT - Residential Communities 2.4%
Manufactured Home Communities, Inc.                    170,000   4,250,000
Sun Communities, Inc.                                  140,000   4,882,500
                                                                 ---------
                                                                 9,132,500
                                                                 ---------
Equity REIT - Retail - Community Centers 7.1%
Burnham Pacific Properties, Inc.                       200,000   2,925,000
Developers Diversified Realty Corp.                    120,000   4,740,000
Kimco Realty Corp.                                     210,000   6,720,000
cPacific Retail Trust                                  433,023   5,196,276
Vornado Realty Trust                                   161,000   7,184,625
                                                                 ---------
                                                                26,765,901
                                                                ----------
Equity REIT - Retail - Regional Malls 5.8%
Simon DeBartolo Group, Inc.                            295,000   9,126,563
The Macerich Co.                                       220,000   5,830,000
The Mills Corp.                                        276,500   6,912,500
                                                                 ---------
                                                                21,869,063
                                                                ----------
Equity REIT - Storage 6.6%
Public Storage, Inc.                                   340,000   9,350,000
Storage Trust Realty                                   399,500  10,212,219
Storage USA, Inc.                                      140,000   5,311,250
                                                                ----------
                                                                24,873,469
                                                                ----------
Home Builders 2.2%
aBeazer Homes USA, Inc.                                40,000      765,000
aBelmont Homes, Inc.                                  130,000      960,778
Clayton Homes, Inc.                                   130,000    2,136,875
aNVR, Inc.                                            100,000    2,187,500
aSouthern Energy Homes, Inc.                          120,000    1,102,500
aU.S. Home Corp.                                       35,000    1,242,500
                                                                 ---------
                                                                 8,395,153
                                                                 ---------
 Hotels 6.9%
 aCandlewood Hotel Co., Inc.                           385,000   3,031,875
 aCapStar Hotel Co.                                    270,000   9,568,125
 aHost Marriott Corp.                                  450,000   9,393,750
 aPrime Hospitality Corp.                              190,000   3,871,250
                                                                 ---------
                                                                25,865,000
                                                                ----------
 Mixed Property Type 2.9%
 aCrescent Operating, Inc.                              16,000   $ 372,000
 aSecurity Capital Group, Inc.                         100,800   3,225,600
 aSecurity Capital Group Warrants                       50,909     245,000
 aSecurity Capital US Realty                           300,000   4,230,000
 aVail Resorts, Inc.                                    95,100   2,644,965
                                                                 ---------
                                                                10,717,565
                                                                ----------
 Total Common Stocks (Cost $305,856,475)                       355,211,385
                                                               -----------
                                                   PRINCIPAL
                                                    AMOUNT
 bRepurchase Agreement 6.9%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Cost $25,945,923)
 Aubrey G. Lanston & Co., Inc.
 B.A. Securities Inc.
 Barclays de Zoete Wedd Securities, Inc.
 Bear, Stearns & Co., Inc.
 Donaldson, Lufkin & Jenrette Securities Corp.
 Dresdner Kleinwort Benson North America L.L.C.
 Fuji Securities, Inc.
 Lehman Brothers, Inc.
 Sanwa Securities (USA) Co., L.P.
 SBC Warburg, Inc.
 UBS Securities L.L.C.
 Collateralized by U.S. Treasury Bills & Notes      $25,945,923  25,945,923
                                                                 ----------
 Total Investments (Cost $331,802,398) 101.6%                   381,157,308
 Other Assets, less Liabilities (1.6%)                           (6,107,946)
                                                                -----------
 Net Assets 100.0%                                             $375,049,362
                                                               =============


aNon-income producing
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1997, all repurchase agreements held by the Fund had been entered into on that date.
cSee Note 6 regarding restricted securities


                        See notes to financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1997 (unaudited)

Assets:
 Investments in securities, at value (cost $331,802,398)          $381,157,308
 Cash                                                                1,045,639
 Receivables:
Capital shares sold                                                  3,113,532
  Dividends and interest                                               951,385
 Other assets                                                            3,459
                                                                   -----------
      Total assets                                                 386,271,323
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased                                    2,612,061
  Capital shares redeemed                                               45,553
  Affiliates                                                           578,830
 Distributions to shareholders                                          47,715
 Payable upon return of securities loaned (Note 7)                   7,899,500
 Other liabilities                                                      38,302
                                                                    ----------
      Total liabilities                                             11,221,961
                                                                    ----------
       Net assets, at value                                       $375,049,362
                                                                  ============
Net assets consist of:
 Undistributed net investment income                               $ 6,266,552
 Net unrealized appreciation                                        49,354,910
 Accumulated net realized gain                                       2,433,961
 Capital shares                                                    316,993,939
                                                                   ===========
      Net assets, at value                                        $375,049,362
                                                                  ============
Class I:
 Net asset value per share ($268,350,956 O 14,934,360
  shares outstanding)*                                                  $17.97
                                                                      --------
 Maximum offering price per share (net asset value
  per share O 95.50%)                                                   $18.82
                                                                      --------
Class II:
 Net asset value per share ($104,566,050 O 5,908,266
 shares outstanding)*                                                   $17.70
                                                                      --------
 Maximum offering price per share (net asset value per
 share O 99.00%)                                                        $17.88
                                                                      --------
Advisor Class:
 Net asset value and maximum offering price per share
($2,132,356 O 118,406 shares outstanding)                               $18.01
                                                                       -------

*Redemption price per share is equal to net asset value less any applicable sales charge.

                                            See notes to financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements (continued)

Statement of Operations
for the six months ended October 31, 1997 (unaudited)


Investment income:
 Dividends                                    $5,637,080
 Interest                                        747,445
                                               ---------
      Total investment income                                    $ 6,384,525
Expenses:
 Management fees (Note 3)                        794,076
 Distribution fees (Note 3)
  Class I                                        252,261
  Class II                                       403,890
 Transfer agent fees (Note 3)                    174,383
 Custodian fees                                      893
 Reports to shareholders                          38,022
 Registration and filing fees                    157,532
 Professional fees                                 5,002
 Other                                            17,314
                                                 -------
      Total expenses                                               1,843,373
      Expenses waived/paid by affiliate (Note 3)                     (74,056)
                                                                   ----------
       Net expenses                                                1,769,317
                                                                   ---------
        Net investment income                                      4,615,208
                                                                   ---------
Realized and unrealized gains:
 Net realized gain from investments                                1,499,797
 Net unrealized appreciation on investments                       34,130,893
                                                                  ----------
Net realized and unrealized gain                                  35,630,690
                                                                  ----------
Net increase in net assets resulting from operations             $40,245,898
                                                                 ===========

                                            See notes to financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements (continued)


Statement of Changes in Net Assets for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997

                                                  Six Months       Year
                                                    Ended         Ended
                                                   10/31/97       4/30/97
Increase (decrease) in net assets:
 Operations:
  Net investment income                          $ 4,615,208   $ 3,809,230
  Net realized gain from investments               1,499,797     1,537,098
  Net unrealized appreciation on investments      34,130,893    11,595,001
                                                  ------------------------
      Net increase in net assets resulting
 from operations                                  40,245,898    16,941,329
 Distributions to shareholders from:
  Net investment income:
   Class I                                                --    (1,977,490)
   Class II                                               --      (553,996)
  Net realized gains:
   Class I                                                --      (549,503)
   Class II                                               --      (176,830)
                                                  -------------------------
      Total distributions to shareholders                 --    (3,257,819)
  Capital share transactions (Note 2 ):
   Class I                                         85,669,870   109,014,691
   Class II                                        35,144,205    49,442,137
   Advisor Class                                    1,304,579       628,137
                                                  -------------------------
      Total capital share transactions            122,118,654   159,084,965
                                                  -------------------------
      Net increase in net assets                  162,364,552   172,768,475
Net assets:
 Beginning of period                              212,684,810    39,916,335
                                                  -------------------------
 End of period                                   $375,049,362  $212,684,810
                                                  =========================
Undistributed net investment income
 included in net assets:
 End of period                                    $ 6,266,552   $ 1,651,344
                                                  =========================

See notes to financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

a. Organization:

Franklin Real Estate Securities Fund (the Fund) is a separate, non-diversified series of Franklin Real Estate Securities Trust (the Trust), which is an open-end investment company registered under the Investment Company of 1940. The Fund seeks total return.

The following summarizes the Fund's significant accounting policies.

b. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

c. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions  received by the Fund from  securities  may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At October 31,1997, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Six Months Ended                   Year Ended
                                                       October 31, 1997                 April 30, 1997
                                                      Shares     Amount              Shares      Amount
Class I
Shares sold                                        7,378,941 $126,906,025         10,056,249  $151,008,579
Shares issued in reinvestment of distributions                                       149,042     2,193,888
Shares redeemed                                   (2,387,304) (41,236,155)        (2,923,144)  (44,187,776)
                                                  ---------------------------------------------------------
Net increase                                       4,991,637 $ 85,669,870          7,282,147  $109,014,691
                                                  ========================================================

                                                      Shares     Amount              Shares      Amount
Class II
Shares sold                                        2,422,148 $ 40,996,915          3,439,134 $  51,025,015
Shares issued in reinvestment of distributions .          --           --             42,697       622,945
Shares redeemed                                     (348,967)  (5,852,710)          (147,017)   (2,205,823)
                                                    ------------------------------------------------------
Net increase                                       2,073,181 $ 35,144,205          3,334,814 $  49,442,137
                                                   =======================================================

                                                                                         Period Ended
                                                                                        April 30, 1997*
                                                      Shares     Amount              Shares      Amount
Advisor Class
Shares sold .                                        114,636  $ 1,961,064             57,886     $ 909,753
Shares redeemed .                                    (36,645)    (656,485)           (17,471)     (281,616)
                                                     ------------------------------------------------------
Net increase                                          77,991  $ 1,304,579             40,415     $ 628,137
                                                      ======================================================
*Effective date of Advisor Class shares
 was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      Annualized Fee Rate  Average Daily Net Assets
      0.625%            First $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $221,934 and $12,352, respectively.

4. INCOME TAXES

At October 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $331,802,398 was as follows:

      Unrealized appreciation                    51,430,545
      Unrealized depreciation                    (2,075,635)
                                                  ----------
      Net unrealized appreciation              $ 49,354,910
                                               =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1997 aggregated $130,723,902 and $7,787,838, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 1997, the Fund held the following restricted security representing 1.4% of the Fund's net assets:

Shares   Issuer                     Acquisition Date   Cost          Value
433,023  Pacific Retail Trust          8/30/96     $4,932,335    $5,196,276

7. LENDING OF PORTFOLIO SECURITIES

The Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $9,572 for the period ended October 31, 1997. The value of the loaned securities was $7,745,719 at October 31, 1997.


Franklin Real Estate Securities Fund Semi-Annual Report October 31, 1997.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the geographic allocation distribution of the Franklin Real Estate Securities Fund on October 31, 1997, based on total net assets.

U.S.Geographic Allocation on October 31, 1997

National                                       35.5%
Southwest                                      19.3%
Northeast                                      11.5%
Northwest                                       8.5%
Midwest                                         6.9%
Cash and Equvalents                             5.3%

GRAPHIC MATERIAL (2)

This chart shows in bar format the property type allocation of the Franklin Real Estate Securities Fund on October 31, 1997, based on total net assets.

Property -Type Allocation on October 31, 1997

Hotels                                          18.4%
Apartments                                      16.9%
Office                                          12.5%
Industrial                                      11.8%
Retail - Community Centers                       7.1%
Other/Mix                                        6.9%
Storage                                          6.6%
Retail - Regional Malls                          5.8%
Health Care                                      4.1%
Manufactured Home Parks                          2.4%
Home Builders                                    2.2%
Cash                                             5.3%